FIRST QUARTER 2018 BUSINESS REVIEW Jonathan W. Painter, President & CEO Michael J. McKenney, Executive Vice President & CFO

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 30, 2017 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; the variability and uncertainties in sales of capital equipment in China; international sales and operations; the oriented strand board market and levels of residential construction activity; development and use of digital media; currency fluctuations; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security; changes in government regulations and policies and compliance with laws; our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s likely exit from the European Union; our debt obligations; restrictions in our credit agreement; loss of key personnel; protection of patents and proprietary rights; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; anti-takeover provisions; and reliance on third-party research. KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 2

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues that exclude the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted diluted EPS, and adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), and adjusted EBITDA margin. A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in the appendix to this presentation and in our 2018 first quarter earnings press release issued April 30, 2018, which is available in the Investors section of our website at www.kadant.com under the heading Press Releases. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe that the inclusion of such measures helps investors to gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 3

BUSINESS REVIEW Jonathan W. Painter President & CEO

Q1 2018 Financial Highlights ($ Millions, except per share amounts) Q1 2018 Q1 2017 % CHANGE2 Bookings $181.9 $118.9 53.1% Revenue $149.2 $102.9 45.0% Gross Margin 44.3% 47.7% n.m. Net Income $10.9 $9.0 21.3% Adjusted EBITDA1 $23.5 $15.8 48.7% Adjusted EBITDA Margin1 15.8% 15.4% n.m. Diluted EPS $0.96 $0.80 20.0% Adjusted Diluted EPS1 $1.07 $0.82 30.5% Cash Flow from Operations $7.2 $1.7 328.8% 1 Adjusted EBITDA, adjusted EBITDA/revenue (margin), and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our press release dated April 30, 2018. 2 Percent change calculated using actual numbers reported in our press release dated April 30, 2018. KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 5

FX Translation and Acquisition Impact Q1 2018, $ in millions except EPS Revenue Adjusted EPS4 Bookings Parts & Consumables Revenue Parts & Consumables Bookings As Reported $149.2 $1.07 $181.9 $96.0 $103.0 Growth1 45.0% 30.5% 53.1% 36.3% 38.0% Growth excluding FX2 38.5% 23.2% 46.1% 30.7% 32.1% Growth excluding FX and Acquisitions3 4.7% (7.3)% 12.3% 0.9% 2.9% 1 Growth is the year-over-year percent change between the current period and the comparable prior period. 2 Represents the year-over-year percent change excluding the impact of current period versus prior period exchange rates. 3 Represents the year-over-year percent change excluding the impact of acquisitions and current period versus prior period exchange rates. Acquired businesses are classified above as Acquisitions for the first four quarters after acquisition. 4 Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our Q1 2018 earnings release dated April 30, 2018. KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 6

$0 $40 $80 $120 $160 $200 BOOKINGS BOOKINGS REVERSAL REVENUE Bookings and Revenue US$ (millions) 1 Reported Q415 bookings were $76 million, which included new orders of $92 million and a booking reversal of $16 million. 1 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 7

Parts and Consumables Bookings and Revenue KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 8 US$ (millions) $0 $20 $40 $60 $80 $100 $120 BOOKINGS REVENUE

North America Bookings and Revenue US$ (millions) KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 9 $0 $20 $40 $60 $80 $100 BOOKINGS REVENUE

Europe Bookings and Revenue US$ (millions) KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 10 $0 $10 $20 $30 $40 $50 $60 BOOKINGS REVENUE

-$10 $0 $10 $20 $30 $40 BOOKINGS NEW ORDERS REVENUE Asia Bookings and Revenue US$ (millions) 1 Reported Q415 Asia bookings were negative $6 million, which included new orders of $10 million and a booking reversal of $16 million. 1 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 11

Rest-of-World Bookings and Revenue US$ (millions) KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 12 $0 $2 $4 $6 $8 $10 $12 $14 $16 BOOKINGS REVENUE

Guidance • FY 2018 GAAP diluted EPS of $4.98 to $5.08 • FY 2018 adjusted diluted EPS* of $5.15 to $5.25 • FY 2018 revenue of $625 to $635 million • FY 2018 adjusted EBITDA* of $116 to $118 million • Q2 2018 GAAP diluted EPS of $0.89 to $0.94 • Q2 2018 adjusted diluted EPS* of $0.95 to $1.00 • Q2 2018 revenue of $150 to $154 million KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 13 • Adjusted diluted EPS and adjusted EBITDA are non-GAAP financial measures that exclude certain items as detailed in the appendix to this presentation and our press release dated April 30, 2018.

FINANCIAL REVIEW Michael J. McKenney Executive Vice President & CFO

Gross Margin KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 15 45.2% 43.0% 44.7% 44.7% 48.1% 46.5% 47.5% 43.1% 45.6% 44.9% 45.6% 46.0% 47.7% 47.9% 42.3% 43.3% 44.3% 36% 38% 40% 42% 44% 46% 48% 50% All data for 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated.

SG&A US$ (millions) KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 16 20% 25% 30% 35% 40% 45% $0 $10 $20 $30 $40 $50 SG&A SG&A as a % of Revenue All data for 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated.

1Q17 to 1Q18 Adjusted Diluted EPS* KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 17 * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our press release dated April 30, 2018. $0.82 $0.37 $0.33 $0.03 ($0.30) ($0.09) ($0.08) ($0.01) $1.07 $0.00 $0.50 $1.00 $1.50 $2.00

Full-Year Adjusted EBITDA* 18 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. $ (millions) * Adjusted EBITDA is a non-GAAP financial measure that excludes certain items as detailed in the Appendix on slides 28 and 29. Data for 2016, 2017 and 2018 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. $44.7 $56.3 $61.5 $63.0 $91.7 $116.7 13.0% 14.0% 15.8% 15.2% 17.8% 18.5% $0 $20 $40 $60 $80 $100 $120 0% 5% 10% 15% 20% A dju st ed E B IT D A % of R ev enu e Adjusted EBITDA Adjusted EBITDA / Revenue

Cash Flow US$ (millions) 1Q18 1Q17 Net Income $11.0 $9.1 Depreciation and Amortization 6.1 3.3 Stock-Based Compensation 1.5 1.3 Other Items (0.1) 0.2 Change in Current Assets & Liabilities (excl. acquisitions) (11.3) (12.2) Cash Provided by Operating Activities $7.2 $1.7 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 19

Key Working Capital Metrics 1Q18 4Q17 1Q17 Days in Receivables 57 56 67 Days in Inventory 98 93 96 Days in Payables 40 38 42 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 20 67 56 57 96 93 98 42 38 40 20 40 60 80 100 120 140 D ay s Days in Receivables Days in Inventory Days in Payables

Working Capital and Cash Conversion Days 1Q18 4Q17 1Q17 Working Capital % LTM Revenues* 13.0% 11.2% 14.1% Cash Conversion Days** 115 days 111 days 120 days *Working Capital is defined as current assets less current liabilities, excluding cash and debt. ** Based on days in receivables plus days in inventory less days in accounts payable. KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 21 0 50 100 150 200 0% 5% 10% 15% 20% D ay s % of R ev enu e Cash Conversion Days Working Capital % LTM Revenues *

Cash and Debt US$ (millions) 1Q18 4Q17 1Q17 Cash, cash equivalents, and restricted cash $73.7 $76.9 $73.0 Debt (235.8) (237.0) (65.6) Capital lease obligations (5.1) (5.1) (4.9) Net (Debt) Cash $(167.2) $(165.2) $2.5 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 22 U S$ (mill ions ) $14.3 $9.5 $18.7 $19.9 $12.5 $20.1 $27.5 $35.7 $33.9 $(14.7) $(3.3) $7.2 $2.5 $22.2 $(187.4) $(165.2) $(167.2) ($250) ($200) ($150) ($100) ($50) $0 $50 $100

Leverage Ratio KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 23 *Calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our Credit Facility. Effective March 2, 2017, our amended and restated Credit Facility defined total debt as debt less worldwide cash of up to $30 million. For periods 1Q13 to 4Q16, total debt is defined as debt less domestic cash of up to $25 million. 1.93 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Debt/EBITDA *

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 299 0429. Please mute the audio on your computer. KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 24

Key Take-Aways • Record Q1 bookings • Record Q1 parts and consumables revenue and bookings • Expecting record revenue and diluted EPS in 2018 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 25

APPENDIX

Adjusted EBITDA Reconciliation US$ (millions) 2013 2014 2015 2016 2017 Net Income Attributable to Kadant $ 23.4 $ 28.7 $ 34.4 $ 32.1 $ 31.1 Net Income Attributable to Noncontrolling Interest 0.2 0.4 0.3 0.4 0.5 (Income) Loss from Discontinued Operation, net of tax 0.1 - - - - Provision for Income Taxes 9.3 12.4 14.7 12.1 26.1 Interest Expense, net 0.3 0.6 0.7 1.0 3.1 Other Expense, net - - - 1.1 0.9 Operating Income 33.3 42.1 50.1 46.7 61.7 Other Income and Restructuring Costs 0.1 0.8 0.5 (0.3) 0.2 Acquisition Costs - - - 1.8 5.4 Acquired Backlog Amortization and Profit in Inventory 2.6 2.6 0.2 1.9 6.5 Adjusted Operating Income* 36.0 45.5 50.8 50.1 73.8 Depreciation and Amortization 8.7 10.8 10.7 12.9 17.9 Adjusted EBITDA* $ 44.7 $ 56.3 $ 61.5 $ 63.0 $ 91.7 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 28 * Adjusted operating income and adjusted EBITDA are non-GAAP financial measures. Data for 2017 and 2016 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated.

Adjusted EBITDA Reconciliation – 2018 Guidance US$ (millions) High End Low End Net Income Attributable to Kadant $ 58.0 $ 56.9 Net Income Attributable to Noncontrolling Interest 0.5 0.5 Provision for Income Taxes 25.6 25.1 Interest Expense, net 6.5 6.5 Other Expense, net 0.9 0.9 Operating Income 91.5 89.9 Restructuring Costs 1.7 1.7 Adjusted Operating Income* 93.2 91.6 Depreciation and Amortization 24.3 24.3 Adjusted EBITDA* $ 117.5 $ 115.9 KAI Q118 Business Review–May 1, 2018 | © 2018 Kadant Inc. All rights reserved. 29 * Adjusted operating income and adjusted EBITDA are non-GAAP financial measures.